UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
June 1, 2011
America Service Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19673	51-0332317

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

105 Westpark Drive, Suite 200, Brentwood, Tennessee	37027

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 373-3100
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
          A special meeting of stockholders of America Service Group Inc. (the “Company”), the parent company of PHS Correctional Healthcare, Inc., was held on June 1, 2011 at the Company’s headquarters (the “Special Meeting”).
          At the Special Meeting, the Company’s stockholders approved the proposal to adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 2, 2011, as it may be amended in accordance with its terms, by and among the Company, Whiskey Acquisition Corp. and Valitás Health Services, Inc., the parent company of Correctional Medical Services, Inc. The adoption of the Merger Agreement required the affirmative vote of a majority of the outstanding shares of the Company’s common stock entitled to vote thereon. The Company’s stockholders also voted to approve the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to constitute a quorum or adopt the Merger Agreement. The approval to adjourn the Special Meeting, if necessary, required the affirmative vote of a majority of the outstanding shares of the Company’s common stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon. The Special Meeting was not adjourned because there were sufficient votes at the time of the Special Meeting to adopt the Merger Agreement.
          As of April 26, 2011, the date of record for determining the Company’s stockholders entitled to vote on the proposals presented at the Special Meeting, there were 9,297,566 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, the holders of 7,119,952 shares of the Company’s outstanding common stock were represented in person or by proxy, constituting a quorum. The final voting results detailed below represent final results as certified by the inspector of elections:
     1. To adopt the Merger Agreement:

For	Against	Abstain
7,114,346	3,631	1,975
     1. To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies:

For	Against	Abstain
6,634,399	483,578	1,975
Item 8.01. Other Events
          On June 1, 2011, the Company issued a press release regarding the vote held at the Special Meeting and the anticipated closing date of the Merger.
          A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

99.1 Press Release of America Service Group Inc. dated June 1, 2011.

Signatures
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA SERVICE GROUP INC.
Date: June 1, 2011	By:	/s/ Michael W. Taylor
Michael W. Taylor
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits
99.1	Press Release of America Service Group Inc. dated June 1, 2011.